SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549




                             FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          OCTOBER 1, 1997



                      DOBSON COMMUNICATIONS CORPORATION
            (Exact name of registrant as specified in its charter)


          OKLAHOMA                 333-23769                 73-1110531
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)

               13439 North Broadway Extension, Suite 200
                       Oklahoma City, Oklahoma                   73114
                (Address of principal executive offices)       (Zip Code)

                         (405) 391-8500
       (Registrant's telephone number, including area code)

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             INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On October 1, 1997, Dobson Cellular of Arizona, Inc. ("Dobson Arizona"), a wholly owned subsidiary of Dobson Communications Corporation (the "Company"), acquired a 75% interest in Gila River Cellular General Partnership, an Arizona partnership (the "Partnership"). At the same time, Gila River Telecommunications Subsidiary, Inc. ("GRTSI"), a wholly owned subsidiary of the Gila River Indian Community ("GRIC"), acquired a 25% interest in the Partnership. The Partnership owns the cellular license and system for the Arizona 5 RSA. It will continue to provide cellular service under the AIRTOUCH<trademark> CELLULAR name to an estimated population of 188,000 between Phoenix and Tucson, Arizona. Dobson Arizona is the operating manager of the Partnership.

          The total purchase price paid by the Company and GRTSI for the Partnership was $53.1 million. The sellers were the former partners of the
Partnership: Gila River Telecommunications, Inc. ("GRTI") (41.95%), Aztel, Inc. (22.25%), the Tohono O'odham Utility Authority (22.25%), and U S West NewVector Group, Inc. (13.55%).

          The Company acquired its 75% interest in the Partnership for a total consideration of $39.8 million. Of this amount, $17.5 million was
paid to the sellers other than  GRTI.   The  Company  acquired  the  fourth
seller,  GRTI,  through  a  series  of  transactions.   First,  the Company
purchased  all  the outstanding stock of Associated Telecommunications  and
Technologies, Inc.  ("ATTI")  for  $14.2  million.   As of October 1, 1997,
ATTI's only asset was a 49% interest in GRTI.  Previously  owned assets had
been  distributed  to ATTI's  shareholders.   Russell L. Dobson, a director
of the Company, and Everett R. Dobson, the chief executive officer and chairman of the board and the principal shareholder of the Company, who together beneficially owned two-thirds of ATTI's outstanding stock, received
$9.5 million of the purchase price for the ATTI stock.   Contemporaneously,
the Company received the following payments on outstanding loans:  $446,000
from  Russell L. Dobson, $1.9 million from Everett  R.  Dobson,  and   $1.9
million from ATTI and its subsidiary.

          Following the Company's acquisition of ATTI, the Company made an $8.1 million capital contribution to ATTI, which then contributed the same amount to the capital of GRTI. GRTI then used such funds, together with other consideration, to redeem all of its shares held by GRIC, leaving ATTI as the sole shareholder of GRTI. GRTI also transferred its wireline telephone assets to GRTSI, and GRTSI assumed all related liabilities. All liabilities of GRTI and GRTSI to the Rural Telephone Bank and Rural Utilities Service, Inc., as administrator ($10.9 million principal amount as of October 1, 1997), with respect to the transferred assets have been guaranteed by the Company for a period expected not to exceed 90 days. At the conclusion of these transactions, GRTI and Dobson Arizona were merged.

          The Company financed $6.1 million of the $13.3 million purchase price paid by GRTSI for its 25% interest in the Partnership. The non-recourse loan is secured by GRTSI's interest in the Partnership with interest and principal payable as and to the extent GRTSI receives distributions from the Partnership; provided that from and after September 30, 1998, only 60% of GRTSI's Partnership distributions will be payable on the loan. All remaining principal and accrued interest will be payable on the earlier of December 31, 2013 or the sale of the Partnership. Interest accrues on the loan at the same rate paid by the Company under its bank facility.

          The Company funded all payments made in connection with the Partnership acquisition by borrowings under its existing bank facility, for which CoreStates Bank, N.A., First Union National Bank of North Carolina and Nationsbank of Texas, N.A. are agents.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

          The audited financial statements of the Partnership as of and for the year ended December 31, 1996 and the unaudited 1997 interim financial statements of the Partnership will be filed by amendment to this report on or before December 15, 1997.

(b)  Pro Forma Financial Information

          The unaudited pro forma financial statements required pursuant to
Article 11 of Regulation S-X will be filed by amendment to this report on or before December 15, 1997.

(c)  Exhibits

          The following exhibits are filed as a part of this report:

  Exhibit
    NO.        DESCRIPTION

      2.1 Purchase Agreement dated February 28, 1997 among Aztel, Inc., Gila River Telecommunications, Inc., U S West New Vector Group, Inc., Tohono O'odham Utility Authority and Dobson Cellular of Arizona, Inc. Incorporated herein by reference to Exhibit 10.5.3 to the Company's Registration Statement on Form S-4 (No. 333-23769)

      2.1.1    First Amendment to Purchase Agreement dated August 29, 1997

      2.2 Stock Purchase Agreement dated September 30, 1997 among Dobson Operating Company, Associated TTI Limited Partnership and Hinton CATV relating to the Company's purchase of the ATTI stock

     10.7      Non-Recourse Term Loan  Agreement  dated  September 30, 1997 between the Company and Gila River Telecommunications Subsidiary, Inc., as borrower, with respect to $6.1 million loan

     10.8 Second Amended and Restated Partnership Agreement of Gila River Cellular General Partnership dated September 30, 1997

     99 Press release dated October 6, 1997 announcing the Company's acquisition of its interest in the Partnership

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                             SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     October 15, 1997       Dobson Communications Corporation
                                 (Registrant)


                                 By EVERETT R. DOBSON
                                    Everett R. Dobson
                                    Chairman of the Board and
                                    Chief Executive Officer


                                 By BRUCE R. KNOOIHUIZEN
                                    Bruce R. Knooihuizen
                                    Vice President and Chief
                                    Financial Officer

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
                           EXHIBIT INDEX
EXHIBIT
  NO.     DESCRIPTION                       METHOD OF FILING
 2.1      Purchase Agreement dated February Incorporated herein by
          28, 1997 among Aztel, Inc., Gila   reference
          River Telecommunications, Inc.,
          U S West New Vector Group, Inc.,
          Tohono O'odham Utility Authority
          and Dobson Cellular of Arizona,
          Inc.

 2.1.1    First Amendment to Purchase        Filed herewith
          Agreement dated August 29, 1997    electronically

 2.2      Stock Purchase Agreement dated     Filed herewith
          September 30, 1997 among Dobson    electronically
          Operating Company, Associated TTI
          Limited Partnership and Hinton
          CATV relating to the Company's
          purchase of the ATTI stock

10.7      Non-Recourse Term Loan Agreement   Filed herewith
          dated September 30, 1997 between   electronically
          the Company and Gila River
          Telecommunications Subsidiary,
          Inc., as borrower, with respect
          to $6.1 million loan

10.8      Second Amended and Restated        Filed herewith
          Partnership Agreement of Gila      electronically
          River Cellular General Partnership
          dated September 30, 1997

99        Press release dated October 6,     Filed herewith
          1997 announcing the Company's      electronically
          acquisition of its interest in
          the Partnership
